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                                                                   EXHIBIT 10.5

                                                                 EXECUTION COPY










                           ASSUMPTION AND INDEMNITY
                             REINSURANCE AGREEMENT



                                by and between



                            ZENITH INSURANCE COMPANY


                                       and



                        RISCORP NATIONAL INSURANCE COMPANY


                            Dated as of April 1, 1998

                                TABLE OF CONTENTS


                                                                           PAGE


ARTICLE I
      DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II
      BUSINESS REINSURED. . . . . . . . . . . . . . . . . . . . . . . . . . . .3

ARTICLE III
      ASSUMPTION CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . .4

ARTICLE IV
      POLICY ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . .5

ARTICLE V
      CONSIDERATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

ARTICLE VI
      RESERVES; CREDIT FOR REINSURANCE  . . . . . . . . . . . . . . . . . . . .6

ARTICLE VII
      ASSIGNMENT OF CEDED REINSURANCE AGREEMENTS. . . . . . . . . . . . . . . .7

ARTICLE VIII
      INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE IX
      GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE X
      ACCOUNTING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
ARTICLE XI
      TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

ARTICLE XII
      INSOLVENCY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

ARTICLE XIII
      OFFSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

ARTICLE XIV
      RIGHTS WITH RESPECT TO QUOTA SHARE POLICIES . . . . . . . . . . . . . . 12

ARTICLE XV
      ARBITRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE XVI
      TERRITORY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

ARTICLE XVII
      TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14


ARTICLE XVIII
      MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . 14



SCHEDULE 3.2. -     STATE REQUIREMENTS FOR TRANSFER AND NOVATION OF INSURANCE
                    CONTRACTS

SCHEDULE 7.1-A      ASSIGNED REINSURANCE CONTRACTS

SCHEDULE 7.1-B      ASSUMED REINSURANCE CONTRACTS

EXHIBIT A           POLICYHOLDER NOTICE

EXHIBIT B           EXPIRED POLICY NOTICE

EXHIBIT C           CLAIMANT NOTICE

                    ASSUMPTION AND INDEMNITY REINSURANCE AGREEMENT

          THIS ASSUMPTION AND INDEMNITY REINSURANCE AGREEMENT (this "Agreement"), dated as of 12:01 a.m. New York City Time on April 1, 1998 (the "Effective Date"), is made by and between ZENITH INSURANCE COMPANY, a stock insurance company organized under the laws of the State of California ("Zenith"), and RISCORP NATIONAL INSURANCE COMPANY, a stock insurance company organized under the laws of the State of Missouri (the "Company").

          WHEREAS, Zenith and the Company have entered into the Purchase Agreement (as defined below); and

          WHEREAS, the Purchase Agreement provided for Zenith and the Company to enter into an indemnity reinsurance agreement;

          WHEREAS, the parties have agreed to amend the Purchase Agreement to provide for Zenith and the Company to enter into an assumption reinsurance agreement;

          WHEREAS, Zenith and the Company are entering into this Agreement pursuant to the Purchase Agreement, as so amended;

          WHEREAS, the Company has agreed to cede to Zenith, and Zenith has agreed to assume certain liabilities and obligations of the Company under the Insurance Contracts (as defined in the Purchase Agreement).

          NOW, THEREFORE, in consideration of the mutual covenants and promises and upon the terms and conditions set forth herein, the parties hereto agree as follows:


                                     ARTICLE I

                                    DEFINITIONS

          Section 1.1. DEFINITIONS. Capitalized terms used herein and not otherwise defined in this Agreement shall have the meanings given to them in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "CLAIMANT" means any claimant under any Insurance Contract who (a) has an open claim on the Effective Date, or (b) files a claim after the Effective Date.

          "EFFECTIVE DATE" means the date specified in the first paragraph hereof.

          "INSURANCE CONTRACTS" shall mean those Insurance Contracts (as defined in the Purchase Agreement) issued by the Company.

          "INSURANCE LIABILITIES" shall mean those Insurance Liabilities (as defined in the Purchase Agreement) arising under or in connection with the Insurance Contracts.

          "NOVATED POLICIES" means those Insurance Contracts for which: (a) the Company or Zenith has received a written acceptance by the Policyholder of the transfer and assumption under this Agreement; or (b) with respect to any Insurance Contract that was issued or issued for delivery in a state where written acceptance by the Policyholder is not required by law or the appropriate regulatory authority to effect an assumption and novation, (i) the Policyholder is deemed to have accepted the transfer and assumption under this Agreement by paying premiums directly to Zenith or taking such other action as may be recognized under applicable state law as evidence of the Policyholder's acceptance of the transfer and assumption, or (ii) the Policyholder has, following the mailing to the Policyholder of such notices as may be prescribed by applicable state law, neither accepted nor rejected the transfer and assumption within a timeframe under which applicable state law or appropriate regulatory authority permits the policyholder to be deemed to have accepted the transfer and assumption. Any claim made by any Claimant under an Insurance Contract which expired prior to the Effective Date shall, subject to the last sentence of this paragraph, be deemed to be a claim under a Novated Policy. If an Insurance Contract defined herein as a Novated Policy is determined by law or an appropriate regulatory authority, by judicial decision or otherwise to be not novated, such Insurance Contract shall for all purposes of this Agreement be deemed retroactive to the Effective Date to be a Quota Share Policy.

          "POLICYHOLDER" means each holder of an Insurance Contract that is in force on the Effective Date.

          "PURCHASE AGREEMENT" means the Asset Purchase Agreement, dated as of June 17, 1997, as amended, among Zenith, the Company, RISCORP Insurance Company, RISCORP Property Casualty Insurance Company, RISCORP, Inc., RISCORP of Florida, Inc., RISCORP Management Services, Inc., RISCORP Managed Care Services, Inc., RISCORP Insurance Services, Inc., CompSource, Inc., RISCORP of Illinois, Inc., Independent Association Administrators Incorporated, RISCORP Real Estate Holdings, Inc., RISCORP Acquisition, Inc., RISCORP West, Inc., RISCORP Services, Inc., RISCORP Staffing Solutions Holdings, Inc., RISCORP Staffing Solutions, Inc. I and RISCORP Staffing Solutions, Inc. II.

          "QUOTA SHARE POLICIES" shall have the meaning set forth in Section 2.3 hereof.

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                                  ARTICLE II

                              BUSINESS REINSURED

          Section 2.1. BUSINESS REINSURED. Subject to all of the terms and conditions contained herein, the Company hereby cedes to Zenith, and Zenith hereby assumes as reinsurance from the Company, all of the rights and obligations of the Company under each of the Insurance Contracts.

          Section 2.2. NOVATED POLICIES. Zenith shall be the successor to the Company under the Novated Policies that it assumes as if the Novated Policies were direct obligations originally issued by Zenith. Zenith shall be substituted in the place and stead of the Company so as to effect a novation of the respective Insurance Contracts and release the Company from any and all rights and obligations thereunder. Each insured under a Novated Policy shall disregard the Company as a party thereto and treat Zenith as if it had been originally obligated thereunder except as otherwise provided herein. The insureds shall file claims arising under the Novated Policies on or after the effective date of such novation directly with Zenith. The insureds under the Novated Policies shall also have a right to assert claims related to such Novated Policies directly against Zenith and Zenith hereby consents to be subject to such claims by any insured under the Novated Policy; PROVIDED, HOWEVER, that the rights of any insured under any Insurance Contract shall be limited to and consist of those rights set forth in such Insurance Contract (including any rider or endorsement thereto), and no insured shall have the right to receive any greater amount under any Insurance Contract than such insured would have had in the absence of this Agreement (except that in assessing such right no effect shall be given to any bankruptcy, liquidation, insolvency, reorganization or moratorium of the Company, or the effect of laws or legal procedures affecting enforcement of creditors' rights against the Company generally). Payments made to insureds in discharge of obligations on Novated Policies to provide direct coverage to insureds will diminish any obligation in respect to those Novated Policies which Zenith may have to the estate of the Company if it shall be in receivership, liquidation or rehabilitation proceedings.

          Section 2.3. QUOTA SHARE POLICIES. To the extent Zenith has not for any reason assumed by novation any Insurance Contracts or Insurance Liabilities, Zenith shall accept and reinsure, on a quota share basis, 100% of Insurance Liabilities under such Insurance Contracts (the "Quota Share Policies"), in accordance with the terms and conditions of this Agreement, and hereby agrees to pay directly, on behalf of the Company, any claims or losses reinsured under this Agreement which arise under such Quota Share Policies; PROVIDED, HOWEVER, that the insureds under such Quota Share Policies shall not have the right to assert claims related to such Quota Share Policies directly against Zenith. A payment made to an insured in discharge of bligations of RISCORP to provide direct coverage to the insured will diminish the obligation in respect thereof which Zenith may have to the estate of the Company if it shall be in receivership, liquidation or rehabilitation proceedings.

          Section 2.4. TERMS; CONDITIONS. All Insurance Liabilities for which Zenith shall assume liability hereunder, either as Novated Policies or Quota Share Policies, are subject in all respects to the same written terms, conditions, waivers, modifications, alterations and cancellations as the Insurance Contracts. Zenith accepts and assumes the Insurance Liabilities subject to all defenses, setoffs and counterclaims to which the Company would be entitled with respect to the Insurance Contracts. The parties agree that no such defenses, setoffs or counterclaims are waived under this Agreement and that as of the Effective Date, Zenith shall be fully subrogated to all such defenses, setoffs and counterclaims and be entitled to the full benefits thereof.


                                 ARTICLE III

                           ASSUMPTION CERTIFICATES

          Section 3.1. NOTICE OF TRANSFER AND CERTIFICATE OF ASSUMPTION. (a) Zenith, with the cooperation and assistance of the Company, shall prepare for mailing to every Policyholder a Notice of Transfer and Certificate of Assumption, including a form for rejection or acceptance and a self-addressed return envelope, substantially in the form attached hereto as EXHIBIT A (collectively, the "Policyholder Notices"), subject to changes required by state law or required by any state insurance regulator as a condition for approval of the mailing of such Policyholder Notices to Policyholders. The Company shall cooperate and assist Zenith in the preparation and mailing of the Policyholder Notices as provided herein. Zenith shall mail Policyholder Notices by certified mail, return receipt requested, to the Policyholders located in a particular state within thirty days of receipt of all regulatory approvals necessary for such mailing.

     (b) Zenith, with the cooperation and assistance of the Company, shall prepare for mailing and mail, within thirty days of receipt of all regulatory approvals necessary for such mailing, to each holder of an Insurance Contract which expired without renewal during the two year period immediately prececeding the Effective Date a Notice of Transfer and Assumption substantially in the form attached hereto as EXHIBIT B (collectively, the "Expired Policy Notices"), subject to changes required by state law or required by any state insurance regulator as a condition for approval of the mailing of such Expired Policy Notices to said holders of Insurance Contracts and Claimants.

     (c) Zenith, with the cooperation and assistance of the Company, shall prepare for mailing and mail, within thirty days of the Effective Date, to each Claimant who has an open claim on the Effective Date, a Notice substantially in the form attached hereto as EXHIBIT C (collectively, the "Claimant Notices"), subject to changes required by state law or required by any state insurance regulator as a condition for approval of the mailing of such Claimant Notices to said holders of Insurance Contracts and Claimants. In addition, Zenith, with the cooperation and assistance of the Company, shall prepare and mail a Claimant Notice to each Claimant who is not a Policyholder (as defined herein), but who, after the Effective Date, files a claim under any Insurance Contract.

          Section 3.2. EFFECT OF NOTICE. A Policyholder shall be deemed to have accepted the transfer and assumption under this Agreement(1) upon receipt by Zenith of the Policyholder's written acceptance of the transfer and assumption, or (2) with respect to any Insurance Contract issued or issued for delivery in a state where written acceptance by the Policyholder is not required by the appropriate regulatory authority to effect an assumption and novation, upon taking such action, or failing to take any action following the mailing of the Policyholder Notice, as specified in Schedule 3.2. attached hereto.


                                ARTICLE IV

                          POLICY ADMINISTRATION

          Section 4.1. POLICY ADMINISTRATION BY ZENITH. The Company grants to Zenith authority in all matters relating to the administration of the Insurance Contracts assumed by Zenith to the extent such authority may be granted pursuant to applicable law and agrees to cooperate fully with Zenith in the transfer of such administration. Zenith agrees, at its expense, to be responsible for such administration. In order to assist and to evidence more fully the substitution of Zenith in the place and stead of the Company, the Company hereby nominates, constitutes and appoints Zenith as its attorney-in-fact with respect to the rights, duties, privileges and obligations of the Company in and to the Insurance Contracts assumed by Zenith, with full power and authority to act in the name, place and stead of the Company with respect to such Insurance Contracts including, without limitation, the power without reservation, to service all such Insurance Contracts, to adjust, to defend, to settle and to pay all claims, to recover salvage and subrogation for any losses incurred and to take such other and further actions as may be necessary or desirable to effect the transactions contemplated by this Agreement. In addition to other responsibilities set forth in this Agreement, Zenith shall also issue on the Company's behalf, but wherever possible in the name of Zenith, all Insurance Contracts assumed by Zenith which the Company is contractually or otherwise obligated to issue on and after the Effective Date.

          Section 4.2. FORWARDING OF NOTICES AND OTHER COMMUNICATIONS. The Company agrees that, after the Effective Date, it will forward to Zenith, within forty-five (45) days of receipt, all notices and other written communications received by it relating to the Insurance Contracts assumed by Zenith (including, without limitation, all inquiries or complaints from state insurance regulators, agents, brokers and insureds and all notices of claims, suits and actions for which it receives services of process).


                                  ARTICLE V

                                CONSIDERATION

          Section 5.1. INITIAL CONSIDERATION. In consideration of Zenith's assumption of the Insurance Liabilities hereunder the Company shall transfer to Zenith the Transferred Assets pursuant to Section 2.01 of the Purchase Agreement related to the Company's Insurance Liabilities.

          Section 5.2. FUTURE PREMIUMS. Zenith is entitled to receive all premiums and other consideration paid on or after the Effective Date with respect to the Insurance Contracts. In the event that the Company receives any premiums or other consideration with respect to an Insurance Contract on or after the Effective Date, it shall promptly remit such premiums or other consideration to Zenith, along with pertinent information in its possession relating to such premiums, including information as to the Insurance Contract and period to which such premium relates. Zenith shall assume all responsibility for billing and collection of premiums. The Company shall reasonably cooperate with Zenith in causing insureds under the Insurance Contracts to pay premiums to Zenith after the Effective Date.


                                      ARTICLE VI

                          RESERVES; CREDIT FOR REINSURANCE

          Section 6.1. RESERVES; CREDIT FOR REINSURANCE. Zenith shall maintain all insurance licenses necessary to permit the Company to obtain full financial statement credit in all applicable jurisdictions for the reinsurance provided to it by Zenith pursuant to this Agreement, PROVIDED that if Zenith shall fail to maintain such licenses, it shall provide the Company with collateral security permitted under applicable law for purposes of obtaining financial statement credit for the reinsurance provided under this Agreement. Any unearned premium, loss and loss adjustment expense reserves required by the foregoing in no event shall be less than the amounts required under the law of any jurisdiction having regulatory authority with respect to the establishment of reserves relating to the Insurance Contracts.

                                     ARTICLE VII

                      ASSIGNMENT OF CEDED REINSURANCE AGREEMENTS

          Section 7.1. ASSIGNMENT. (a) As of the Effective Date, the Company shall transfer, set over, assign and convey to Zenith all of its right, title and interest in any amount held by or due from the assuming reinsurers under the reinsurance agreements listed in SCHEDULE 7.1-A ("Schedule 7.1-A Reinsurance"), including (i) amounts held by or which may become due from the assuming reinsurers thereunder for losses or loss adjustment expenses on Insurance Contracts for which the Reinsurer has assumed liability or for losses paid by the Company prior to the Effective Date, and (ii) letters of credit, trust funds and other security mechanisms outstanding for the benefit of the Company pursuant to the terms of any of the Schedule 7.1-A Reinsurance. The Company hereby authorizes Zenith, as of the Effective Date, to prepare and submit, on the Company's behalf and in the Company's name, all statements and reports required of the Company under the Schedule 7.1-A Reinsurance, and further authorizes Zenith to take all other actions required of the Company under the
Schedule 7.1-A Reinsurance or otherwise permitted thereunder, and Zenith agrees to prepare and submit such reports and take all such actions, except that Zenith shall not undertake to pay on behalf of the Company, and shall not be obligated hereunder to pay, any amount due to the reinsurers under the Schedule 7.1-A Reinsurance unless the Company's obligation to pay such amount shall have been accrued as a liability on the Final Business Balance Sheet.

          (b) As of the Effective Date, the Reinsurer shall be substituted for and succeed to all of the rights and liabilities of the Company, under the reinsurance agreements listed in SCHEDULE 7.1-B (the "Schedule 7.1-B Reinsurance" and, together with the Schedule 7.1-A Reinsurance, the "Ceded Reinsurance") and shall be recognized for all purposes as the "Company" thereunder in substitution for the Company. The Company shall transfer, set over, assign and convey to Zenith all of its rights and obligations of any nature whatsoever under the Schedule 7.1-B Reinsurance, including (i) amounts held by or which may become due from assuming reinsurers with respect to any reinsurance ceded by the Company to the reinsurer thereunder, and (ii) letters of credit, trust funds and other security mechanisms outstanding for the benefit of the Company pursuant to the terms of any of the Ceded Reinsurance. Zenith shall accept such conveyance, transfer and assignment of the Company's rights under the Schedule 7.1-B Reinsurance and assumes all of the Company's obligations under the Schedule 7.1-B Reinsurance existing on or arising after the Effective Date. The assignment and assumption of the Schedule 7.1-B Reinsurance effected by this Section 7.1 shall be effective only if such assignment (i) is permitted under the terms of such Schedule 7.1-B Reinsurance or as otherwise consented to by the reinsurer thereunder, and (ii) shall preserve fully the obligations of the reinsurers thereunder in respect of the Insurance Contracts. If the Company's rights and obligations under any such Schedule 7.1-B Reinsurance are not assigned to and assumed by Zenith, (i) after the Effective Date, Zenith shall be responsible for the payment of all premiums and other considerations required to be paid by the Company in respect of any of the Schedule 7.1-B Reinsurance, (ii) all reinsurance recoveries attributable to any of the Schedule 7.1-B Reinsurance are assigned and shall accrue to the benefit of Zenith hereunder by operation of this Section 7.1 and shall, upon receipt thereof by the Company, be paid promptly thereby to Zenith upon and in accordance with its direction, and
(iii) such assignment shall be effective at such time as the assignment may be effected while preserving fully the obligations of the reinsurer under the respective Schedule 7.1-B Reinsurance.

          (c) The Company shall reasonably cooperate with Zenith in causing reinsurers under the Ceded Reinsurance to pay reinsurance recoveries to Zenith after the Effective Date.

          Section 7.2. CEDED REINSURANCE COLLATERAL. To the extent necessary to effect any transfer or assignment pursuant to this Section 7.1 of any assumed reinsurance, the Company hereby appoints Zenith as attorney-in-fact for the Company to act for and on behalf of it with respect to letters of credit, trust funds and other security mechanisms outstanding for the benefit of the Company pursuant to the terms of any of the Ceded Reinsurance, and the Company shall execute and deliver to Zenith such additional instruments as Zenith may reasonably request to give effect to such appointment as attorney-in-fact, and to provide appropriate evidence that the Company has assigned to Zenith all of its rights under the Ceded Reinsurance with respect to any such letters of credit, trust funds or other accounting mechanism. Zenith shall use its reasonable best efforts to the extent deemed reasonably necessary by Zenith, to cause the reinsurers under the Ceded Reinsurance to provide replacement letters of credit, trust funds or other security mechanisms, as applicable, naming Zenith as the beneficiary thereof in amounts and with terms substantially similar to those currently provided by such reinsurers for the benefit of the Company.



                                 ARTICLE VIII

                               INDEMNIFICATION

          Section 8.1. SOLE REMEDY. Notwithstanding anything to the contrary in this Agreement, the Company shall not settle any claim, waive any right, defense, setoff or counterclaim with respect to, or amend, commute or terminate, any Insurance Contract or Ceded Reinsurance without the prior written consent of Zenith, except in accordance with the provisions of the indemnities referred to in the following sentence. The Company's sole and exclusive remedy with respect to a breach of this Agreement shall be the indemnities provided by Section 9.02 of the Purchase Agreement, except that any dispute between the parties arising hereunder for which such indemnities are being sought shall be subject to arbitration pursuant to Article XV hereof.

                                  ARTICLE IX

                              GENERAL PROVISIONS

          Section 9.1. INSPECTION. Zenith and the Company, or their designated representatives, may inspect, at the place where such records are located, any and all books and records of the other parties hereto reasonably relating to this Agreement, during normal business hours and upon reasonable notice. The rights of the parties under this Section 9.1 shall survive termination of this Agreement.

          Section 9.2. MISUNDERSTANDINGS AND OVERSIGHTS. Any delay, omission, error or failure to pay amounts due or to perform any other act required by this Agreement that is unintentional and caused by misunderstanding or oversight shall not be held to relieve either party to this Agreement from any obligation hereunder if such delay, omission, error or failure is corrected within 20 Business Days of receipt of notice of such delay, omission, error or failure and neither party shall have been prejudiced.

          Section 9.3. ADJUSTMENTS. If the liability of the Company under any of the Insurance Contracts is changed as a result of a change required by law or regulation or any other reason, Zenith will share in the change proportionately (100%) to the amount reinsured hereunder.

          Section 9.4. COMMUNICATIONS RELATING TO THE INSURANCE CONTRACTS. After the Effective Date, the Company and Zenith each shall forward promptly to the other copies of all notices and other written communications it receives relating to the Insurance Contracts (including without limitation, all inquiries and complaints from state insurance regulators, brokers and other service providers and reinsureds, all policyholder complaints and complaints received from other claimants under the Insurance Contracts and all notices of claims, suits and actions for which it receives service of process). As used in this Section, "complaint" means any written communication primarily expressing a grievance against the Company or Zenith.

          Section 9.5. DUTY OF COOPERATION. The Company and Zenith shall cooperate fully with the other in all reasonable respects in order to accomplish the objectives of this Agreement.

                                   ARTICLE X

                                  ACCOUNTING

          Section 10.1. ACCOUNTING REPORTS. On or before the last Business Day of each month, Zenith will provide the Company with reports of activities under this Agreement for the preceding month. Such reports shall show any amounts due the Company or Zenith, as the case may be, as reimbursement for paid claims, premiums or other amounts due with respect to the Insurance Contracts. The net balance due either party, as indicated in the monthly report, shall be remitted to the other party within 15 days of the delivery of said monthly report. The requirements of this Section 10.1 shall terminate if, for twelve consecutive months, no amounts are reported as due either party with respect to the Insurance Contracts; PROVIDED, such requirements shall be reinstated and shall continue in effect for an additional twelve months if at any time following such termination, any balance or amount becomes due either party under this Agreement.

          Section 10.2. FINANCIAL STATEMENT INFORMATION. On or before the last business day of each January, April, July and October, Zenith shall provide the Company with a quarterly or annual report containing the financial, accounting and actuarial information necessary to prepare regulatory, tax and GAAP monthly, quarterly and annual financial statements and returns and satisfy other related requirements, including reserve and related calculations respecting the Insurance Contracts in the form reasonably required by the Company, and will maintain or cause to be maintained the data processing systems that will enable Zenith to provide such information. The Company shall cooperate with Zenith in preparing such reports and shall supply such information as Zenith requires to prepare such statements and returns and satisfy such requirements. The requirements of this Section shall terminate automatically upon the termination of the reporting requirements of Section 10.1 and shall be reinstated automatically upon the reinstatement of such reporting requirements.

          Section 10.3. REPORTS TO INSURANCE DEPARTMENTS. Zenith and the Company will promptly furnish to the other, copies of any and all filings with, and reports or communications received from, any regulatory authority which relate directly and materially to the Insurance Contracts, including, without limitation, each annual statement, each quarterly financial report to the insurance department of the party's domicile and each report on periodic examination issued by the insurance department of the party's domicile to the extent it relates to the Insurance Contracts. The requirements of this Section shall terminate automatically upon the termination of the reporting requirements of Section 10.1 and shall be reinstated automatically upon the reinstatement of such reporting requirements.

                                  ARTICLE XI

                                 TERMINATION

          Section 11.1. TERMINATION. Except as mutually agreed by the Company and Zenith, this Agreement shall be unlimited in duration.


                                  ARTICLE XII

                                  INSOLVENCY

          Section 12.1. PAYMENTS BY ZENITH. Zenith hereby agrees that all amounts due under this Agreement with respect to all Quota Share Policies shall be payable by Zenith on the basis of the liability of the Company under such contracts, without diminution because of the insolvency, liquidation or rehabilitation of the Company Insurance Subsidiary. Zenith shall make payments due hereunder with respect to Quota Share Policies directly to the Company or to its conservator, receiver, liquidator or other statutory successor.

          Section 12.2. CLAIMS. It is agreed that any conservator, receiver, liquidator or statutory successor of the Company shall give prompt written notice to Zenith of the pendency or submission of a claim under any Insurance Contract. With respect to any Insurance Contract, during the pendency of such claim, Zenith may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense available to the Company or its conservator, receiver, liquidator or statutory successor. The expense thus incurred by Zenith is chargeable against the Company as a part of the expense of insolvency, liquidation or rehabilitation to the extent of a proportionate share of the benefit which accrues to the Company solely as a result of the defense undertaken by Zenith. Where Zenith and other assuming companies are involved in the same claim and a majority in interest elect to interpose a defense to such claim, the expense shall be apportioned in accordance with the terms of the insurance agreement as though such expense had been incurred by the Company.


                                ARTICLE XIII

                                   OFFSET

          Section 13.1. OFFSET. Notwithstanding any provisions of this Agreement to the contrary, any balances or amounts due from one party to the other under this Agreement are deemed mutual debts or credits, as the case may be, and shall be set off, and only the balance shall be allowed or paid.

                                     ARTICLE XIV

                     RIGHTS WITH RESPECT TO QUOTA SHARE POLICIES

          Section 14.1. SOLE BENEFICIARY. Zenith's quota share reinsurance of 100% of the Insurance Liabilities of the Company with respect to any of the Quota Share Policies is intended for the sole benefit of the parties to this Agreement and shall not create any right on the part of any Policyholder, insured, claimant or beneficiary under such Quota Share Policies against Zenith or any legal relation between such Policyholders, insureds, claimants or beneficiaries and Zenith.

                                      ARTICLE XV

                                     ARBITRATION

          Section 15.1. APPOINTMENT OF ARBITRATORS. Any dispute or difference arising under this Agreement that cannot be resolved by agreement among the parties hereto shall be decided by arbitration in accordance with this Article XV. Any such arbitration shall be conducted expeditiously and confidentially in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") as such rules shall be in effect on the date of delivery of demand for arbitration. Any such arbitration shall be heard and conducted in New York, New York. Notwithstanding the rules of the AAA, the arbitration panel in any such arbitration shall consist of three persons who must be disinterested current or retired officers of insurance or reinsurance companies other than the parties to this Agreement or their Affiliates. Within twenty days of delivery of any demand for arbitration hereunder, the Company and Zenith shall each appoint one arbitrator, and the two arbitrators so selected shall appoint the third arbitrator within twenty days of their appointment. In the event the two selected arbitrators are unable to agree upon the selection of a third arbitrator after reasonable efforts, a panel of seven qualified persons shall be requested from the AAA. The parties shall alternately strike one person with the last remaining person being the third designated arbitrator; the party responding to the initial demand for arbitration shall have the first turn. Each party shall pay the fees of its own attorneys, expenses of witnesses and all other expenses connected with the presentation of such party's case. One-half of any remaining costs of any arbitration, including the cost of the record or transcripts thereof, if any, administrative fees and all other fees involved shall be paid by Zenith, and the remaining one-half shall be paid by the Company.

          Section 15.2. DECISION. The arbitrators shall render a decision within 60 days of the end of the arbitration hearing. The arbitrators shall consider customary and standard practices in the insurance business. They shall decide by a majority vote of the arbitrators. All conclusions of law reached by the arbitrators shall be made in accordance with the internal substantive laws of the State of New York without regard to conflict of laws principles. Any award rendered by the arbitrators shall be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching their decision. There shall be no appeal from their written decision. Judgment may be entered on the decision of the arbitrators by any court having jurisdiction.

          Section 15.3. CONFIDENTIALITY. Zenith and the Company agree that the existence, conduct and content of any arbitration shall be kept confidential and no party shall disclose to any person any information about such arbitration, except as may be required by law or for financial reporting purposes in each party's financial statements.

          Section 15.4. SURVIVAL OF ARTICLE. This Article XV shall survive termination of this Agreement.

          Section 15.5. OTHER ACTIONS. Submission of a matter to arbitration shall be a condition precedent to any right to institute a proceeding at law or in equity concerning such matter, except for injunctive or other provisional relief pending the arbitration of a matter subject to arbitration pursuant to this Agreement. Subject to the foregoing, each party hereto consents to the non exclusive jurisdiction of the United States District Court for the Southern District of New York (the "Chosen Court") in respect of any claim arising out of, related to or contemplated by this Agreement, (i) waives any objection to laying venue in any such action or proceeding in the Chosen Court, (ii) waives any objection that at the Chosen Court is an inconvenient forum or does not have jurisdiction over any party hereto and (iii) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with
Section 16.02 of this Agreement.

                                     ARTICLE XVI

                                      TERRITORY

          Section 16.1. TERRITORY. This Agreement shall apply to all Insurance Contracts issued by the Company without territorial limitation.

                                     ARTICLE XVII

                                        TAXES

          Section 17.1. TAXES. Zenith shall be responsible for and shall pay all premium taxes which shall accrue on or after the Effective Date with respect to the Insurance Contracts; the Company shall remain responsible for the payment of, and Zenith shall have no obligation to pay, any premium taxes which shall accrue prior to the Effective Date which have not otherwise been accrued on the Final Business Balance Sheet.

                                    ARTICLE XVIII

                               MISCELLANEOUS PROVISIONS

          Section 18.1. HEADINGS. Headings used herein are not a part of this Agreement and shall not affect the terms hereof.

          Section 18.2. NOTICES. All notices and communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight delivery service (providing for proof of delivery). All notices or communications with Zenith under this Agreement shall be directed to:

          Zenith Insurance Company
          21255 Califa Street
          Woodland Hills, CA  91367-5021
          Attention:  Stanley R. Zax

     with copies to:

          LeBoeuf, Lamb, Greene & MacRae, L.L.P.
          125 West 55th Street
          New York, New York  10019
          Attention:  Alexander M. Dye, Esq.

All notices and communications with the Company under this Agreement shall be directed to:

          RISCORP, Inc.
          1390 Main Street
          Sarasota, Florida  34236
          Attention:  Walter E. Riehemann, Esq.

     with copies to:

          Polsinelli, White, Bardman & Shalton, P.C.
          700 West 47th Street
          Kansas City, MO  64112
          Attention:  Robert B. Sullivan, Esq.

          Alston & Bird
          One Atlantic Center
          1201 West Peachtree Street
          Atlanta, GA  30309-3424
          Attention:  J. Vaughan Curtis, Esq.

          Section 18.3. SEVERABILITY. If any term or provision of this Agreement shall be held void, illegal or unenforceable, the validity of the remaining portions or provisions shall not be affected thereby.

          Section 18.4. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by either party without the prior written consent of the other. The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns as permitted herein.

          Section 18.5. NO THIRD PARTY BENEFICIARIES. Except as otherwise specifically provided for in Article X of this Agreement, nothing in this Agreement is intended or shall be construed to give any person, other than the parties hereto, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein, and Zenith shall not be directly liable hereunder to any reinsured under any Insurance Contract.

           Section 18.6. INTERPRETATION. For purposes of this Agreement, the words "hereof," "herein," "hereby" and other words of similar import refer to this Agreement as a whole unless otherwise indicated. Whenever the words "include", "includes", or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate.

          Section 18.7. EXECUTION IN COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts and by each of the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 18.8. AMENDMENTS; ENTIRE AGREEMENT. This Agreement may be amended only by written agreement of the parties. This Agreement, together with the Purchase Agreement and the Ancillary Agreements, supersedes all prior discussions and written and oral agreements and constitutes the sole and entire agreement between the parties with respect to the subject matter hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.


                                   ZENITH INSURANCE COMPANY



                                   By   /s/ JOHN J. TICKNER
                                        ----------------------------
                                        John J. Tickner
                                        Senior Vice President



                                   RISCORP NATIONAL INSURANCE COMPANY



                                   By:  /s/ FREDERICK M. DAWSON
                                        ----------------------------
                                        Frederick M. Dawson
                                        President

                                     SCHEDULE 3.2

                           STATE REQUIREMENTS FOR TRANSFER
                         AND NOVATION OF INSURANCE CONTRACTS


ALABAMA Affirmative consent of Policyholder or failure by the Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent 30 days after the first, requesting affirmative consent; the third, to be sent 30 days after the second, stating that the Policyholder will be deemed to have accepted if no response is received within 30 days.

ARKANSAS Affirmative consent of Policyholder or failure by the Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent 30 days after the first, requesting affirmative consent; the third, to be sent 30 days after the second, stating that the Policyholder will be deemed to have accepted if no response is received within 30 days.

FLORIDA Affirmative consent of Policyholder or failure by the Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent 30 days after the first, requesting affirmative consent; the third, to be sent 30 days after the second, stating that the Policyholder will be deemed to have accepted if no response is received within 30 days.

GEORGIA Affirmative consent of Policyholder or failure by the Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent 30 days after the first, requesting affirmative consent; the third, to be sent 30 days after the second, stating that the Policyholder will be deemed to have accepted if no response is received within 30 days.

ILLINOIS Affirmative consent of Policyholder or failure by the Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent 30 days after the first, requesting affirmative consent; the third, to be sent 30 days after the second, stating that the

                    Policyholder will be deemed to have accepted if no response is received within 30 days.

INDIANA Affirmative consent of Policyholder or failure by the Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent 30 days after the first, requesting affirmative consent; the third, to be sent 30 days after the second, stating that the Policyholder will be deemed to have accepted if no response is received within 30 days.

IOWA Affirmative consent of Policyholder or failure by the Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent 30 days after the first, requesting affirmative consent; the third, to be sent 30 days after the second, stating that the Policyholder will be deemed to have accepted if no response is received within 30 days.

KANSAS              Affirmative written consent of the Policyholder.

LOUISIANA           Affirmative consent of Policyholder or failure by the
                    Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent 30 days after the first, requesting affirmative consent; the third, to be sent 30 days after the second, stating that the Policyholder will be deemed to have accepted if no response is received within 30 days.

MINNESOTA           Affirmative written consent of the Policyholder.

MISSISSIPPI         Affirmative consent of Policyholder or failure by the
                    Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent 30 days after the first, requesting affirmative consent; the third, to be sent 30 days after the second, stating that the Policyholder will be deemed to have accepted if no response is received within 30 days.

MISSOURI Affirmative consent of Policyholder OR payment of premiums without objection OR failure by Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent twelve months after the first, requesting affirmative consent; the third, to be sent twelve months after the second, stating that the Policyholder will be deemed to have accepted if no response is received within six months.

NEBRASKA Affirmative consent of Policyholder or failure by Policyholder to object after receipt of 2 letters, the first requesting affirmative consent; the second, to be sent twelve months after the first, stating that the Policyholder will be deemed to have accepted if no response is received within two months.

NORTH CAROLINA      Affirmative consent of Policyholder or failure by
                    Policyholder to object after receipt of 2 letters, the first requesting affirmative consent; the second, to be sent twenty-four months after the first, stating that the Policyholder will be deemed to have accepted if no response is received within one month.

OKLAHOMA Affirmative consent of Policyholder or failure by the Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent 30 days after the first, requesting affirmative consent; the third, to be sent 30 days after the second, stating that the Policyholder will be deemed to have accepted if no response is received within 30 days.

SOUTH CAROLINA      Affirmative consent of Policyholder or failure by the
                    Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent 30 days after the first, requesting affirmative consent; the third, to be sent 30 days after the second, stating that the Policyholder will be deemed to have accepted if no response is received within 30 days.

TENNESSEE           Affirmative consent of Policyholder or failure by the
                    Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent 30 days after the first, requesting affirmative consent; the third, to be sent 30 days after the second, stating that the Policyholder will be deemed to have accepted if no response is received within 30 days.

TEXAS Affirmative consent of Policyholder or failure by the Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent 30 days after the first, requesting affirmative consent; the third, to be sent 30 days after the second, stating that the Policyholder will be deemed to have accepted if no response is received within 30 days.

VIRGINIA Affirmative consent of Policyholder or failure by the Policyholder to object after receipt of 3 letters, the first requesting affirmative consent; the second, to be sent 30 days after the first, requesting affirmative consent; the third, to be sent 30 days after the second, stating that the Policyholder will be deemed to have accepted if no response is received within 30 days.

WISCONSIN           Affirmative written consent of the Policyholder.

                       SCHEDULE 7.1-A REINSURANCE AGREEMENTS


1. Workers' Compensation Quota Share Reinsurance Agreement between RISCORP Insurance Company, RISCORP Property and Casualty Insurance Company and American Re-Insurance Company effective January 1, 1995 including Endorsement Nos. E001 through E004 and Indemnity Agreements dated February 7, 1995.

2. RISCORP National Insurance Company Workers Compensation Quota Share Agreement by and between RISCORP National Insurance Company and Chartwell Reinsurance Company (50%), Swiss Reinsurance America Corp. (25%), and Trenwick America Reinsurance Corp. (25%) effective October 1, 1996.

3. Workers Compensation Excess of Loss Reinsurance Agreement between RISCORP Property and Casualty Insurance Company, RISCORP Insurance Company, and RISCORP National Insurance Company and Continental Casualty Company effective January 1, 1997.

4. Workers Compensation and Employers Liability Excess of Loss Reinsurance Agreement between RISCORP Property & Casualty Insurance Company, RISCORP Insurance Company and RISCORP National Insurance Company and Continental PTO Casualty Company, effective January 1, 1997.

SCHEDULE 7.1-B REINSURANCE AGREEMENTS


1. Medical Excess of Loss Reinsurance Agreement between RISCORP Property & Casualty Insurance Company and The Cologne Life Reinsurance Company effective September 1, 1995.

2. Property Quota Share Agreement between RISCORP Property & Casualty Insurance Company and Scor Reinsurance Company, Signet Star Reinsurance Company, Hartford Fire Insurance Company, Chartwell Reinsurance Company and Great Lakes American Reinsurance Company effective January 1, 1996.

3. Casualty Excess of Loss Agreement between RISCORP Property & Casualty Insurance Company and Scor Reinsurance Company, Signet Star Reinsurance Company, Hartford Fire Insurance Company, and Chartwell Reinsurance Company effective January 1, 1996.

4. Commercial Umbrella Quota Share Treaty between RISCORP Property & Casualty Insurance Company and Scor Reinsurance Company, Signet Star Reinsurance Company, Hartford Fire Insurance Company, and Chartwell Reinsurance Company effective January 1, 1996.

5. Workers Compensation Quota Share Retrocessional Treaty Agreement between Chartwell Reinsurance Company and RISCORP Insurance Company effective September 1, 1995.

MISSOURI                                                    EXHIBIT A


RISCORP NATIONAL INSURANCE COMPANY           ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                           1390 MAIN STREET
SUITE 608                                    SARASOTA, FL 34236
SARASOTA, FL 34236

                              NOTICE OF TRANSFER

IMPORTANT:    THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS.  PLEASE READ IT
CAREFULLY.

TRANSFER OF POLICY

     Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/certificate name and number]effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy should be sent to 1390 Main Street, Sarasota, Florida 34236. Certain financial information concerning both companies is attached, including: (1) ratings for the last five years if available or for such lesser period as is available from two nationally recognized insurance rating services; (2) balance sheets for the previous three years if available or for such lesser period as is available and as of a date no later than ninety days prior to the current date; (3) a copy of the management's discussion and analysis that was filed as a supplement to the previous year's annual statement; and (4) an explanation of the reason for the transfer. You may obtain additional information concerning Zenith Insurance Company from reference materials in your local library or by contacting your Insurance Commissioner at [insert address and phone number]. Zenith Insurance Company is licensed in your state.

YOUR RIGHTS

     You may choose to consent to or reject the transfer of your policy to Zenith Insurance Company. If you want your policy transferred, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, FL  34236
     913-262-2953

IF YOU DO NOT WANT YOUR POLICY TRANSFERRED, YOU MUST NOTIFY US IN WRITING BY SIGNING AND RETURNING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID CARD OR BY WRITING TO US AT THE ABOVE ADDRESS.

IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN [THIRTY MONTHS] OF THIS NOTICE OF TRANSFER, YOU WILL, AS A MATTER OF LAW, HAVE CONSENTED TO THE TRANSFER. HOWEVER, BEFORE THIS CONSENT IS FINAL, YOU WILL BE SENT A SECOND NOTICE, TWELVE MONTHS AFTER OUR FIRST NOTICE, AND A THIRD AND FINAL NOTICE TWENTY-FOUR MONTHS AFTER OUR FIRST NOTICE. AFTER THE THIRD AND FINAL NOTICE IS PROVIDED, YOU WILL HAVE ONLY SIX MONTHS TO REPLY.

     If you reject the transfer, you may keep your policy with RISCORP Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you accept this transfer, Zenith Insurance Company will be your insurer. It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you accept this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

                                        Sincerely,

----------------------------------      -------------------------------
RISCORP NATIONAL INSURANCE COMPANY      ZENITH INSURANCE COMPANY
One Sarasota Tower                      1390 Main Street
Suite 608                               Van Nuys, California  91367-5021
Sarasota, Florida 34236

RISCORP NATIONAL INSURANCE COMPANY           ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                           1390 MAIN STREET
SUITE 608                                    SARASOTA, FL 34236
SARASOTA, FL 34236

                                SECOND NOTICE
                             NOTICE OF TRANSFER

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS.  PLEASE READ IT
CAREFULLY.

TRANSFER OF POLICY

     You were previously sent a Notice of Transfer notifying you that Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/certificate name and number] effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy should be sent to 1390 Main Street, Sarasota, Florida 34236. Certain financial information concerning both companies was attached to the First Notice of Transfer previously sent to you, including: (1) ratings for the last five years if available or for such lesser period as is available from two nationally recognized insurance rating services; (2) balance sheets for the previous three years if available or for such lesser period as is available and as of a date no later than ninety days prior to the current date; (3) a copy of the management's discussion and analysis that was filed as a supplement to the previous year's annual statement; and (4) an explanation of the reason for the transfer. If you would like additional copies of this information, please contact Zenith Insurance Company at the addresses supplied above. You may obtain additional information concerning Zenith Insurance Company from reference materials in your local library or by contacting your Insurance Commissioner at [insert address and phone number]. Zenith Insurance Company is licensed in your state.

YOUR RIGHTS

     We are sending you a second notice because we did not receive the pre-addressed response card or other written notice from you indicating your rejection of the proposed transfer. If you want your policy transferred to Zenith Insurance Company, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, FL  34236
     913-262-2953

IF YOU DO NOT WANT YOUR POLICY TRANSFERRED, YOU MUST NOTIFY US IN WRITING BY SIGNING AND RETURNING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID CARD OR BY WRITING TO US AT THE ABOVE ADDRESS.

IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN TWELVE MONTHS, YOU WILL BE SENT A THIRD AND FINAL NOTICE. IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN SIX MONTHS AFTER THE DATE OF THE THIRD NOTICE, YOU WILL BE DEEMED TO HAVE ACCEPTED THE TRANSFER.

     If you reject the transfer, you may keep your policy with RISCORP National Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you accept this transfer, Zenith Insurance Company will be your insurer. It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you accept this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

                                        Sincerely,


----------------------------------      --------------------------------
RISCORP NATIONAL INSURANCE COMPANY      ZENITH INSURANCE COMPANY
One Sarasota Tower                      1390 Main Street
Suite 608                               Sarasota, Florida 34236
Sarasota, Florida 34236

RISCORP NATIONAL INSURANCE COMPANY           ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                           1390 MAIN STREET
SUITE 608                                    SARASOTA, FL 34236
SARASOTA, FL 34236

                           THIRD AND FINAL NOTICE
                             NOTICE OF TRANSFER

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS.  PLEASE READ IT
CAREFULLY.

TRANSFER OF POLICY

     You were previously sent a Notice of Transfer notifying you that Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/certificate name and number] effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy should be sent to 1390 Main Street, Sarasota, Florida 34236. Certain financial information concerning both companies was attached to the First Notice of Transfer previously sent to you, including: (1) ratings for the last five years if available or for such lesser period as is available from two nationally recognized insurance rating services; (2) balance sheets for the previous three years if available or for such lesser period as is available and as of a date no later than ninety days prior to the current date; (3) a copy of the management's discussion and analysis that was filed as a supplement to the previous year's annual statement; and (4) an explanation of the reason for the transfer. If you would like additional copies of this information, please contact Zenith Insurance Company at the addresses supplied above. You may obtain additional information concerning Zenith Insurance Company from reference materials in your local library or by contacting your Insurance Commissioner at [insert address and phone number]. Zenith Insurance Company is licensed in your state.

YOUR RIGHTS

     We are sending you a third notice because we did not receive the pre-addressed response card or other written notice from you indicating your rejection of the proposed transfer. If you want your policy transferred to Zenith Insurance Company, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at:

     RISCORP  National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, FL  34236
     913-262-2953

IF YOU DO NOT WANT YOUR POLICY TRANSFERRED, YOU MUST NOTIFY US IN WRITING BY SIGNING AND RETURNING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID CARD OR BY WRITING TO US AT THE ABOVE ADDRESS.

IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN SIX MONTHS OF THE DATE OF THIS THIRD AND FINAL NOTICE, YOU WILL BE DEEMED TO HAVE ACCEPTED THE TRANSFER.

     If you reject the transfer, you may keep your policy with RISCORP National Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you accept this transfer, Zenith Insurance Company will be your insurer. It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you accept this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

                                             Sincerely,


----------------------------------           --------------------------------
RISCORP NATIONAL INSURANCE COMPANY           ZENITH INSURANCE COMPANY
One Sarasota Tower                           1390 Main Street
Suite 608                                    Sarasota, Florida 34236
Sarasota, Florida 34236

                                   RESPONSE CARD

     --------- YES, I accept the transfer of my policy from RISCORP National Insurance Company to
               Zenith Insurance Company.


     --------- NO, I reject the proposed transfer of my policy from RISCORP National Insurance Company to Zenith Insurance Company and wish to retain my policy with RISCORP National
               Insurance Company.


------------------                   -------------------------------------
DATE                               SIGNATURE

NAME:
     ---------------------------------------------------------------------

STREET ADDRESS:
               -----------------------------------------------------------

CITY, STATE, ZIP:
                 ---------------------------------------------------------

                         RISCORP NATIONAL INSURANCE COMPANY
                                 INSURANCE RATINGS


     YEAR            A.M. BEST           STANDARD & POORS
     1997                NR-2                not rated*
     1996                B+
     1995                B+
     1994                B+
     1993                B

*  Standard & Poors' ratings are not available for this company.

                              ZENITH INSURANCE COMPANY
                                 INSURANCE RATINGS


     YEAR      A.M. BEST           STANDARD & POORS
     1997         A+**                AA-***
     1996         A+                  AA-
     1995         A+                  AA-
     1994         A+                  AA-
     1993         A+                  AA-


** The A.M. Best rating for all five years is for the Zenith National Insurance Group, and applies to all four intercompany pool members, including Zenith Insurance Company.

*** Zenith Insurance Company was previously rated by Standard and Poors as part of an intercompany pool of members. Beginning in 1997, Standard & Poors began rating the individual pool members separately.

A.M. BEST COMPANY DEFINITIONS:

A+ Company has superior overall financial strength and operating performance and has a very strong ability to meet its ongoing obligations to policyholders.

B+ Company has very good financial strength and operating performance and has a good ability to meet its ongoing obligations to policyholders.

B Company has fair financial strength and operating performance and has an ability to meet current obligations to policyholders, but its financial strength is vulnerable to adverse changes in underwriting and economic conditions.

NR-2 Company is not rated due to insufficient size (in terms of capital and surplus) and/or operating experience.

STANDARD & POOR'S DEFINITIONS:

AA- Company has excellent financial security and has a strong capacity to meet policyholder obligations under a variety of economic and underwriting conditions.

                       REASONS FOR THE TRANSFER OF YOUR POLICY

          The transfer of your policy is being made pursuant to an Assumption and Indemnity Reinsurance Agreement between Zenith Insurance Company and Riscorp National Insurance Company, dated as of [effective date], whereby Zenith Insurance Company agreed to assume Riscorp National Insurance
Company's obligations under certain insurance policies, including your policy.

AL, AR, IL, IN, IA, LA, MS, OK, SC, TN, TX, VA                        EXHIBIT A


RISCORP NATIONAL INSURANCE COMPANY                     ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                                     1390 MAIN STREET
SUITE 608                                              SARASOTA, FL 34236
SARASOTA, FL  34236

                   NOTICE OF TRANSFER AND CERTIFICATE OF ASSUMPTION

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS. PLEASE READ IT CAREFULLY.

TRANSFER OF POLICY

     Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/certificate name and number] effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy should be
sent to 1390 Main Street, Sarasota, Florida 34236.   You may obtain additional
information concerning Zenith Insurance Company from reference materials in your local library or by contacting your Insurance Commissioner at [insert address and phone number].

YOUR RIGHTS

     You may choose to consent to or reject the transfer of your policy to Zenith Insurance Company. If you want your policy transferred, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, FL  34236
     941-366-5015


IF YOU DO NOT WANT YOUR POLICY TRANSFERRED, YOU MUST NOTIFY US IN WRITING BY SIGNING AND RETURNING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID CARD OR BY WRITING TO US AT THE ABOVE ADDRESS.

IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN THIRTY DAYS, YOU WILL BE SENT A SECOND NOTICE. IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN THIRTY(30) DAYS AFTER THE DATE OF THE SECOND NOTICE, YOU WILL BE SENT A THIRD NOTICE. IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN THIRTY (30) DAYS AFTER THE DATE OF THE THIRD NOTICE, YOU WILL BE DEEMED TO HAVE ACCEPTED THE TRANSFER.

     If you reject the transfer, you may keep your policy with RISCORP National Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you accept this transfer, Zenith Insurance Company will be your insurer. It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you accept this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

                                   Sincerely,


___________________                     _____________________

RISCORP NATIONAL INSURANCE COMPANY      ZENITH INSURANCE COMPANY
One Sarasota Tower                      1390 Main Street
Suite 608                               Sarasota, FL  34236
Sarasota, FL  34236

RISCORP NATIONAL INSURANCE COMPANY                     ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                                     1390 MAIN STREET
SUITE 608                                              SARASOTA, FL 34236
SARASOTA, FL  34236

                                    SECOND NOTICE
                   NOTICE OF TRANSFER AND CERTIFICATE OF ASSUMPTION

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS. PLEASE READ IT CAREFULLY.

TRANSFER OF POLICY

     You were previously sent a Notice of Transfer and Certificate of Assumption notifying you that Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/certificate name and number] effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy
should be sent to 1390 Main Street, Sarasota, Florida 34236.   You may obtain
additional information concerning Zenith Insurance Company from reference materials in your local library or by contacting your Insurance Commissioner at [insert address and phone number].

YOUR RIGHTS

     We are sending you a second notice because we did not receive the pre-addressed response card or other written notice from you indicating your rejection of the proposed transfer. If you want your policy transferred to Zenith Insurance Company, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, FL  34236
     941-366-5015

IF YOU DO NOT WANT YOUR POLICY TRANSFERRED, YOU MUST NOTIFY US IN WRITING BY SIGNING AND RETURNING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID CARD OR BY WRITING TO US AT THE ABOVE ADDRESS.

IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN THIRTY DAYS, YOU WILL BE SENT A THIRD NOTICE. IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN THIRTY (30) DAYS AFTER THE DATE OF THE THIRD NOTICE, YOU WILL BE DEEMED TO HAVE ACCEPTED THE TRANSFER.

     If you reject the transfer, you may keep your policy with RISCORP National Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you accept this transfer, Zenith Insurance Company will be your insurer. It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you accept this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

                                   Sincerely,


___________________                     _____________________

RISCORP NATIONAL INSURANCE COMPANY      ZENITH INSURANCE COMPANY
One Sarasota Tower                      1390 Main Street
Suite 608                               Sarasota, FL 34236
Sarasota, FL  34236

RISCORP NATIONAL INSURANCE COMPANY                     ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                                     1390 MAIN STREET
SUITE 608                                              SARASOTA, FL 34236
SARASOTA, FL  34236


                                THIRD AND FINAL NOTICE
                   NOTICE OF TRANSFER AND CERTIFICATE OF ASSUMPTION

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS. PLEASE READ IT CAREFULLY.

TRANSFER OF POLICY

     You were previously sent a Notice of Transfer and Certificate of Assumption notifying you that Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/certificate name and number] effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy
should be sent to 1390 Main Street, Sarasota, Florida 34236.   You may obtain
additional information concerning Zenith Insurance Company from reference materials in your local library or by contacting your Insurance Commissioner at [insert address and phone number].

YOUR RIGHTS

     We are sending you a third notice because we did not receive the pre-addressed response card or other written notice from you indicating your rejection of the proposed transfer. If you want your policy transferred to Zenith Insurance Company, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, FL  34236
     941-366-5015

IF YOU DO NOT WANT YOUR POLICY TRANSFERRED, YOU MUST NOTIFY US IN WRITING BY SIGNING AND RETURNING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID CARD OR BY WRITING TO US AT THE ABOVE ADDRESS.

IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN THIRTY DAYS OF THE DATE OF THIS THIRD AND FINAL NOTICE, YOU WILL BE DEEMED TO HAVE ACCEPTED THE TRANSFER.

     If you reject the transfer, you may keep your policy with RISCORP National Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you accept this transfer, Zenith Insurance Company will be your insurer. It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you accept this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.


     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.



                                   Sincerely,


___________________                     _____________________

RISCORP NATIONAL INSURANCE COMPANY      ZENITH INSURANCE COMPANY
One Sarasota Tower                      1390 Main Street
Suite 608                               Sarasota, FL 34236
Sarasota, FL  34236

-----------------------------------------------------------------




                                   RESPONSE CARD

     _________ YES, I accept the transfer of my policy from RISCORP National Insurance Company to
               Zenith Insurance Company.


     _________ NO, I reject the proposed transfer of my policy from RISCORP National Insurance Company to Zenith Insurance Company and wish to retain my policy with RISCORP National
               Insurance Company.


_____________                      ______________________________
DATE                               SIGNATURE

NAME:
_______________________________________________________________________

STREET ADDRESS:
_______________________________________________________________________

CITY, STATE, ZIP:
_______________________________________________________________________

GEORGIA                                                               EXHIBIT A


RISCORP NATIONAL INSURANCE COMPANY                     ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                                     1390 MAIN STREET
SUITE 608                                              SARASOTA, FL 34236
SARASOTA, FLORIDA  34236


                   NOTICE OF TRANSFER AND CERTIFICATE OF ASSUMPTION

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS. PLEASE READ IT CAREFULLY.

TRANSFER OF POLICY

     Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/certificate name and number] effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy should be sent to 1390 Main Street, Sarasota, Florida 34236. Attached to this notice is an explanation of the reason for the transfer.

     Zenith Insurance Company is licensed in the following states: Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, New Jersey, New Mexico, New York, North Carolina, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia and Wisconsin.

     If Zenith Insurance Company is not licensed in the state where you reside, this transfer may affect your guarantee fund protection or your Insurance Commissioner's ability to assist you with any matters concerning the company.

YOUR RIGHTS

     You may choose to consent to or reject the transfer of your policy to Zenith Insurance Company. If you want your policy transferred, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, Florida  34236
     941-366-5015

     You may obtain additional information concerning Zenith from reference materials in your local library or by contacting John W. Oxendine, Insurance and Safety Fire Commissioner, Regulatory Services Division, Georgia Department of Insurance, Suite 604, West Tower, Floyd Building, 2 Martin Luther King, Jr. Drive, Atlanta, Georgia 30334 (tel. (404) 656-2074).

IF YOU DO NOT WANT YOUR POLICY TRANSFERRED, YOU MUST NOTIFY US IN WRITING BY SIGNING AND RETURNING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID CARD OR BY WRITING TO US AT THE ABOVE ADDRESS.

IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN THIRTY, YOU WILL BE SENT A SECOND NOTICE. IF WE DO NOT RECEIVE YOUR WRITEN REJECTION WITHIN THIRTY DAYS AFTER THE DATE OF THE SECOND NOTICE YOU WILL BE SENT A THIRD NOTICE. IF WE DO NOT RECEIVE YOUR

WRITTEN REJECTION WITHIN THIRTY DAYS AFTER THE DATE OF THE THIRD NOTICE, YOU WILL BE DEEMED TO HAVE ACCEPTED THE TRANSFER.

          If you reject the transfer, you may keep your policy with RISCORP Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you accept this transfer, Zenith Insurance Company will be your insurer. It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you accept this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

                                   Sincerely,


___________________                     _____________________

RISCORP NATIONAL INSURANCE COMPANY      ZENITH INSURANCE COMPANY
One Sarasota Tower                      1390 Main Street
Suite  608                              Sarasota, Florida 34236
Sarasota, FL  34236

RISCORP NATIONAL INSURANCE COMPANY           ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                           1390 MAIN STREET
SUITE 608                                    SARASOTA, FL 34236
SARASOTA, FLORIDA  34236


                                    SECOND NOTICE
                   NOTICE OF TRANSFER AND CERTIFICATE OF ASSUMPTION

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS. PLEASE READ IT CAREFULLY.

TRANSFER OF POLICY

     You were previously sent a Notice of Transfer and Certificate of Assumption notifying you that Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/certificate name and number] effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy should be sent to 1390 Main Street, Sarasota, Florida 34236.

     Zenith Insurance Company is licensed in the following states: Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, New Jersey, New Mexico, New York, North Carolina, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia and Wisconsin.

     If Zenith Insurance Company is not licensed in the state where you reside, this transfer may affect your guarantee fund protection or your Insurance Commissioner's ability to assist you with any matters concerning the company.

YOUR RIGHTS

     We are sending you a second notice because we did not receive the pre-addressed response card or other written notice from you indicating your rejection of the proposed transfer. If you want your policy transferred to Zenith Insurance Company, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, Florida  34236
     941-366-5015

     You may obtain additional information concerning Zenith from reference materials in your local library or by contacting John W. Oxendine, Insurance and Safety Fire Commissioner, Regulatory Services Division, Georgia Department of Insurance, Suite 604, West Tower, Floyd Building, 2 Martin Luther King, Jr. Drive, Atlanta, Georgia 30334 (tel. (404) 656-2074).

IF YOU DO NOT WANT YOUR POLICY TRANSFERRED, YOU MUST NOTIFY US IN WRITING BY SIGNING AND RETURNING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID CARD OR BY WRITING TO US AT THE ABOVE ADDRESS.

IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN THIRTY DAYS, YOU WILL BE SENT A THIRD AND FINAL NOTICE. IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN THIRTY DAYS OF THE THIRD NOTICE, YOU WILL BE DEEMED TO HAVE ACCEPTED THE TRANSFER.

     If you reject the transfer, you may keep your policy with RISCORP National Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you accept this transfer, Zenith Insurance Company will be your insurer. It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you accept this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

                                       Sincerely,


___________________                     _____________________

RISCORP NATIONAL INSURANCE COMPANY      ZENITH INSURANCE COMPANY
One Sarasota Tower                      1390 Main Street
Suite  608                              Sarasota, Florida 34236
Sarasota, FL  34236

RISCORP NATIONAL INSURANCE COMPANY                     ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                                     1390 MAIN STREET
SUITE 608                                              SARASOTA, FL 34236
SARASOTA, FLORIDA  34236

                                THIRD AND FINAL NOTICE
                   NOTICE OF TRANSFER AND CERTIFICATE OF ASSUMPTION

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS. PLEASE READ IT CAREFULLY.

TRANSFER OF POLICY

     You were previously sent a Notice of Transfer and Certificate of Assumption notifying you that Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/certificate name and number] effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy should be sent to 1390 Main Street, Sarasota, Florida 34236.

     Zenith Insurance Company is licensed in the following states: Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, New Jersey, New Mexico, New York, North Carolina, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia and Wisconsin.

     If Zenith Insurance Company is not licensed in the state where you reside, this transfer may affect your guarantee fund protection or your Insurance Commissioner's ability to assist you with any matters concerning the company.

YOUR RIGHTS

     We are sending you a third and final notice because we did not receive the pre-addressed response card or other written notice from you indicating your rejection of the proposed transfer. If you want your policy transferred to Zenith Insurance Company, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, Florida  34236
     941-366-5015

     You may obtain additional information concerning Zenith from reference materials in your local library or by contacting John W. Oxendine, Insurance and Safety Fire Commissioner, Regulatory Services Division, Georgia Department of Insurance, Suite 604, West Tower, Floyd Building, 2 Martin Luther King, Jr. Drive, Atlanta, Georgia 30334 (tel. (404) 656-2074).

IF YOU DO NOT WANT YOUR POLICY TRANSFERRED, YOU MUST NOTIFY US IN WRITING BY SIGNING AND RETURNING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID CARD OR BY WRITING TO US AT THE ABOVE ADDRESS.

IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN THIRTY DAYS, YOU WILL BE DEEMED TO HAVE ACCEPTED THE TRANSFER.

     If you reject the transfer, you may keep your policy with RISCORP National Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you accept this transfer, Zenith Insurance Company will be your insurer. It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you accept this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

                                        Sincerely,


__________________________________      ________________________

RISCORP NATIONAL INSURANCE COMPANY      ZENITH INSURANCE COMPANY
One Sarasota Tower                      1390 Main Street
Suite  608                              Sarasota, Florida 34236
Sarasota, FL  34236

-----------------------------------------------------------------


                                   RESPONSE CARD

     _________ YES, I accept the transfer of my policy from RISCORP National Insurance Company to
               Zenith Insurance Company.


     _________ NO, I reject the proposed transfer of my policy from RISCORP National Insurance Company to Zenith Insurance Company and wish to retain my policy with RISCORP National
               Insurance Company.


____________                       ____________________________
DATE                               SIGNATURE

NAME:_________________________________________________________________________

STREET ADDRESS:_______________________________________________________________

CITY, STATE, ZIP:_____________________________________________________________

KS, MN, WI                                                  EXHIBIT A


RISCORP NATIONAL INSURANCE COMPANY                     ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                                     1390 MAIN STREET
SUITE 608                                              SARASOTA, FL 34236
SARASOTA, FL  34236

                   NOTICE OF TRANSFER AND CERTIFICATE OF ASSUMPTION

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS. PLEASE READ IT CAREFULLY.

TRANSFER OF POLICY

     Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/certificate name and number]effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy should be sent to 1390 Main Street, Sarasota,
Florida 34236.   You may obtain additional information concerning Zenith
Insurance Company from reference materials in your local library or by contacting your Insurance Commissioner at [insert address and phone number].

YOUR RIGHTS

     You may choose to consent to or reject the transfer of your policy to
Zenith Insurance Company.   THIS CHANGE IN INSURANCE COMPANIES IS CONTINGENT
UPON YOUR EXPRESS AFFIRMATIVE CONSENT, GIVEN BY SENDING THE ATTACHED FORM TO RISCORP AT THE ADDRESS BELOW:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, FL  34236
     941-366-5015

     If you do not want your policy transferred, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at the above address.

     IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN THIRTY DAYS, YOU WILL BE SENT A SECOND NOTICE. IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN THIRTY(30) DAYS AFTER THE DATE OF THE SECOND NOTICE, YOU WILL BE SENT A THIRD NOTICE.

     If you reject the transfer, you may keep your policy with RISCORP National Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you consent to this transfer, ONLY Zenith Insurance Company shall have obligations or be liable to you in the future and RISCORP National Insurance Company shall be released from all future obligations or liability.
 If you consent to this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     If you do NOT consent to this tranfer, ONLY RISCORP National Insurance Company shall have obligations or be liable to you in the future and you
shall have no rights against Zenith Insurance Company.   It will have direct
responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

                                        Sincerely,


__________________________________      ________________________

RISCORP NATIONAL INSURANCE COMPANY      ZENITH INSURANCE COMPANY
One Sarasota Tower                      1390 Main Street
Suite 608                               Sarasota, FL 34236
Sarasota, FL  34236

RISCORP NATIONAL INSURANCE COMPANY                    ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                                    1390 MAIN STREET
SUITE 608                                             SARASOTA, FL 34236
SARASOTA, FL  34236

                                    SECOND NOTICE
                   NOTICE OF TRANSFER AND CERTIFICATE OF ASSUMPTION

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS. PLEASE READ IT CAREFULLY.

TRANSFER OF POLICY

     You were previously sent a Notice of Transfer and Certificate of Assumption notifying you that Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/certificate name and number] effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy should be sent to 1390 Main
Street, Sarasota, Florida 34236.   You may obtain additional information
concerning Zenith Insurance Company from reference materials in your local library or by contacting your Insurance Commissioner at [insert address and phone number].

YOUR RIGHTS

     We are sending you a second notice because we did not receive the pre-addressed response card or other written notice from you indicating your
rejection of the proposed transfer.   You may choose to consent to or reject
the transfer of your policy to Zenith Insurance Company. THIS CHANGE IN INSURANCE COMPANIES IS CONTINGENT UPON YOUR EXPRESS AFFIRMATIVE CONSENT, GIVEN BY SENDING THE ATTACHED FORM TO RISCORP AT THE ADDRESS BELOW:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, FL  34236
     941-366-5015

     If you do not want your policy transferred, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at the above address.

     IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN THIRTY DAYS, YOU WILL BE SENT A THIRD NOTICE.

     If you reject the transfer, you may keep your policy with RISCORP National Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you consent to this transfer, ONLY Zenith Insurance Company shall have obligations or be liable to you in the future and RISCORP National Insurance Company shall be released from all future obligations or liability. If you consent to this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     If you do NOT consent to this tranfer, ONLY RISCORP National Insurance Company shall have obligations or be liable to you in the future and you shall have no rights against Zenith Insurance Company.

It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

                                         Sincerely,


__________________________________       ________________________

RISCORP NATIONAL INSURANCE COMPANY       ZENITH INSURANCE COMPANY
One Sarasota Tower                       1390 Main Street
Suite 608                                Sarasota, FL 34236
Sarasota, FL  34236

RISCORP NATIONAL INSURANCE COMPANY                    ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                                    1390 MAIN STREET
SUITE 608                                             SARASOTA, FL 34236
SARASOTA, FL  34236

                                THIRD AND FINAL NOTICE
                   NOTICE OF TRANSFER AND CERTIFICATE OF ASSUMPTION

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS. PLEASE READ IT CAREFULLY.

TRANSFER OF POLICY

     You were previously sent a Notice of Transfer and Certificate of Assumption notifying you that Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/certificate name and number] effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy should be sent to 1390 Main
Street, Sarasota, Florida 34236.   You may obtain additional information
concerning Zenith Insurance Company from reference materials in your local library or by contacting your Insurance Commissioner at [insert address and phone number].

YOUR RIGHTS

     We are sending you a third notice because we did not receive the pre-addressed response card or other written notice from you indicating your
rejection of the proposed transfer.   You may choose to consent to or reject
the transfer of your policy to Zenith Insurance Company. THIS CHANGE IN INSURANCE COMPANIES IS CONTINGENT UPON YOUR EXPRESS AFFIRMATIVE CONSENT, GIVEN BY SENDING THE ATTACHED FORM TO RISCORP AT THE ADDRESS BELOW:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, FL  34236
     941-366-5015

     If you do not want your policy transferred, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at the above address.

     THIS IS YOU THIRD AND FINAL NOTICE OF TRANSFER. IF WE DO NOT RECEIVE YOUR WRITTEN CONSENT, GIVEN BY SENDING THE ATTACHED FORM TO RISCORP AT THE ADDRESS ABOVE, YOUR POLICY WILL REMAIN WITH RISCORP NATIONAL INSURANCE COMPANY AND YOU SHALL HAVE NO RIGHTS AGAINST ZENITH INSURANCE COMPANY.

EFFECT OF TRANSFER

     If you consent to this transfer, ONLY Zenith Insurance Company shall have obligations or be liable to you in the future and RISCORP National Insurance Company shall be released from all future obligations or liability.
 If you consent to this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     If you do NOT consent to this tranfer, ONLY RISCORP National Insurance Company shall have obligations or be liable to you in the future and you
shall have no rights against Zenith Insurance Company.   It will have direct
responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

                                        Sincerely,


__________________________________      ________________________

RISCORP NATIONAL INSURANCE COMPANY      ZENITH INSURANCE COMPANY
One Sarasota Tower                      1390 Main Street
Suite 608                               Sarasota, FL 34236
Sarasota, FL  34236

-----------------------------------------------------------------

                                   RESPONSE CARD

     _________ YES, I accept the transfer of my policy from RISCORP National Insurance Company to
               Zenith Insurance Company.


     _________ NO, I reject the proposed transfer of my policy from RISCORP National Insurance Company to Zenith Insurance Company and wish to retain my policy with RISCORP National
               Insurance Company.


_____________                      ______________________________
DATE                               SIGNATURE

NAME:
_______________________________________________________________________

STREET ADDRESS:
_______________________________________________________________________

CITY, STATE, ZIP:
_______________________________________________________________________

NEBRASKA                                               EXHIBIT A


RISCORP NATIONAL INSURANCE COMPANY                ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                                1390 MAIN STREET
SUITE 608                                         SARASOTA, FL 34236
SARASOTA, FL 34236


              NOTICE OF TRANSFER AND CERTIFICATE OF ASSUMPTION

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS. PLEASE READ IT CAREFULLY.

TRANSFER OF POLICY

     Zenith Insurance Company has agreed to replace RISCORP National
Insurance Company as your insurer under [insert policy/certificate name and number]effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however all correspondence with Zenith Insurance Company concerning your policy should be sent to 1390 Main Street, Sarasota, Florida 34236. Certain financial information concerning both companies is attached, including:
(1) ratings for the last five years if available or for such lesser period as is available from two nationally recognized insurance rating services;
(2) balance sheets for the previous three years if available or for such lesser period as is available and as of a date no later than ninety days prior to the current date; and (3) an explanation of the reason for the transfer.
If you request it, a copy of the Management's Discussion and Analysis which was filed as a supplement to the previous year's annual statement will be sent to you at no additional expense to you. You may obtain additional information concerning Zenith Insurance Company from reference materials in your local library or by contacting your Insurance Commissioner at [insert address and phone number]. Zenith Insurance Company is licensed in your state.

YOUR RIGHTS

     You may choose to consent to or reject the transfer of your policy to Zenith Insurance Company. If you want your policy transferred, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, FL  34236
     941-366-5015

IF YOU DO NOT WANT YOUR POLICY TRANSFERRED, YOU MUST NOTIFY US IN WRITING NO LATER THAN [24 MONTHS] AFTER THE DATE THIS NOTICE BY SIGNING AND RETURNING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID CARD OR BY WRITING TO US AT THE ABOVE
ADDRESS.    IF WE DO NOT RECEIVE A WRITTEN REJECTION YOU, AS A MATTER OF LAW,
WILL HAVE CONSENTED TO THE TRANSFER. HOWEVER, BEFORE THIS CONSENT IS FINAL, YOU WILL BE PROVIDED A FINAL NOTICE OF THE TRANSFER [TWELVE MONTHS] FROM NOW. IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN TWO MONTHS AFTER THE DATE OF THE FINAL NOTICE, YOU SHALL BE DEEMED TO HAVE ACCEPTED THE TRANSFER.

          If you reject the transfer, you may keep your policy with RISCORP Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you accept this transfer, Zenith Insurance Company will be your insurer. It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you accept this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

                                             Sincerely,


__________________________________           ________________________

RISCORP NATIONAL INSURANCE COMPANY           ZENITH INSURANCE COMPANY
One Sarasota Tower                           1390 Main Street
Suite 608                                    Sarasota, FL 34236
Sarasota, FL  34236

RISCORP NATIONAL INSURANCE COMPANY                ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                                1390 MAIN STREET
SUITE 608                                         SARASOTA, FL 34236
SARASOTA, FL  34236

                                     FINAL NOTICE
                   NOTICE OF TRANSFER AND CERTIFICATE OF ASSUMPTION

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS. PLEASE READ IT CAREFULLY.

TRANSFER OF POLICY

     You were previously sent a Notice of Transfer and Certificate of Assumption notifying you that Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/certificate name and number] effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy should be sent to 1390 Main Street, Sarasota, Florida 34236. Certain financial information concerning both companies was attached to the First Notice of Transfer and Certificate of Assumption previously sent to you, including: (1) ratings for the last five years if available or for such lesser period as is available from two nationally recognized insurance rating services; (2) balance sheets for the previous three years if available or for such lesser period as is available and as of a date no later than ninety days prior to the current date; and (3) an explanation of the reason for the transfer. If you would like additional copies of this financial information, please contact Zenith Insurance Company at the addresses supplied above. You may obtain additional information concerning Zenith Insurance Company from reference materials in your local library or by contacting your Insurance Commissioner at [insert address and phone number]. Zenith Insurance Company is licensed in your state.

YOUR RIGHTS

     We are sending you a final notice because we did not receive the pre-addressed response card or other written notice from you indicating your rejection of the proposed transfer. If you want your policy transferred to Zenith Insurance Company, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, FL  34236
     941-366-5015

IF YOU DO NOT WANT YOUR POLICY TRANSFERRED, YOU MUST NOTIFY US IN WRITING BY SIGNING AND RETURNING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID CARD OR BY WRITING TO US AT THE ABOVE ADDRESS. IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN TWO MONTHS, YOU WILL BE DEEMED TO HAVE ACCEPTED THE TRANSFER.

     If you reject the transfer, you may keep your policy with RISCORP National Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you accept this transfer, Zenith Insurance Company will be your insurer. It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you accept this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

                                             Sincerely,


__________________________________           ________________________

RISCORP NATIONAL INSURANCE COMPANY           ZENITH INSURANCE COMPANY
One Sarasota Tower                           1390 Main Street
Suite 608                                    Sarasota, FL 34236
Sarasota, FL  34236

-----------------------------------------------------------------




[NOTICE DATE]

                                   RESPONSE CARD

     _________ YES, I accept the transfer of my policy from RISCORP National Insurance Company to
               Zenith Insurance Company.


     _________ NO, I reject the proposed transfer of my policy from RISCORP National Insurance Company to Zenith Insurance Company and wish to retain my policy with RISCORP National
               Insurance Company.


_____________                      ____________________________________
DATE                               SIGNATURE

NAME:__________________________________________________________________

STREET ADDRESS:________________________________________________________

CITY, STATE, ZIP:______________________________________________________

NORTH CAROLINA                                         EXHIBIT A


RISCORP NATIONAL INSURANCE COMPANY                ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                                1390 MAIN STREET
SUITE 608                                         SARASOTA, FL 34236
SARASOTA, FL  34236


                   NOTICE OF TRANSFER AND CERTIFICATE OF ASSUMPTION

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS. PLEASE READ IT CAREFULLY.

TRANSFER OF POLICY

     Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/certificate name and number] effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy should be sent to 1390 Main Street, Sarasota, Florida 34236. Certain financial information concerning both companies are attached, including: (1) ratings for the last five years if available or for such lesser period as is available from two nationally recognized insurance rating services; (2) balance sheets for the previous three years if available or for such lesser period as is available and as of a date no later than ninety days prior to the current date; (3) a copy of the Management Discussion and Analysis filed as a supplement to the previous year's annual statement; and (4) an explanation of the reason for the transfer. You may obtain additional information concerning Zenith Insurance Company from reference materials in your local library or by contacting your Insurance Commissioner at [insert address and phone number]. Zenith Insurance Company is licensed in your state.

YOUR RIGHTS

     You may choose to consent to or reject the transfer of your policy to Zenith Insurance Company. If you want your policy transferred, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, FL  34236
     941-366-5015

IF YOU DO NOT WANT YOUR POLICY TRANSFERRED, YOU MUST NOTIFY US IN WRITING BY SIGNING AND RETURNING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID CARD OR BY WRITING TO US AT THE ABOVE ADDRESS.

IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN [TWENTY FIVE] MONTHS OF THIS NOTICE OF TRANSFER, YOU WILL, AS A MATTER OF LAW HAVE CONSENTED TO THE TRANSFER. HOWEVER, BEFORE THIS CONSENT IS FINAL, YOU WILL BE SENT A SECOND NOTICE, TWENTY-FOUR MONTHS AFTER OUR FIRST NOTICE. IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN ONE MONTH AFTER THE DATE OF THE SECOND NOTICE, YOU WILL BE DEEMED TO HAVE ACCEPTED THE TRANSFER.

          If you reject the transfer, you may keep your policy with RISCORP Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you accept this transfer, Zenith Insurance Company will be your insurer. It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you accept this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

                                             Sincerely,


__________________________________           ________________________

RISCORP NATIONAL INSURANCE COMPANY           ZENITH INSURANCE COMPANY
One Sarasota Tower                           1390 Main Street
Suite 608                                    Sarasota, FL 34236
Sarasota, FL  34236

RISCORP NATIONAL INSURANCE COMPANY                ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                                1390 MAIN STREET
SUITE 608                                         SARASOTA, FL 34236
SARASOTA, FL 34236


                                    SECOND NOTICE
                   NOTICE OF TRANSFER AND CERTIFICATE OF ASSUMPTION

IMPORTANT:  THIS NOTICE AFFECTS YOUR CONTRACT RIGHTS. PLEASE READ IT CAREFULLY.

TRANSFER OF POLICY

     You were previously sent a Notice of Transfer and Certificate of Assumption notifying you that Zenith Insurance Company has agreed to replace RISCORP National Insurance Company as your insurer under [insert policy/ certificate name and number] effective [insert date]. Zenith Insurance Company's principal place of business is 21255 Califa Street, Woodland Hills, California, 91367-5021; however, all correspondence with Zenith Insurance Company concerning your policy should be sent to 1390 Main Street, Sarasota, Florida 34236. Certain financial information concerning both companies was attached to the First Notice of Transfer and Certificate of Assumption previously sent to you, including: (1) ratings for the last five years if available or for such lesser period as is available from two nationally recognized insurance rating services; (2) balance sheets for the previous three years if available or for such lesser period as is available and as of a date no later than ninety days prior to the current date; (3) a copy of the Management Discussion and Analysis filed as a supplement to the previous year's annual statement; and (4) an explanation of the reason for the transfer.
If you would like additional copies of this financial information, please contact Zenith Insurance Company at the addresses supplied above. You may obtain additional information concerning Zenith Insurance Company from reference materials in your local library or by contacting your Insurance Commissioner at [insert address and phone number]. Zenith Insurance Company is licensed in your state.

YOUR RIGHTS

     We are sending you a second notice because we did not receive the pre-addressed response card or other written notice from you indicating your rejection of the proposed transfer. If you want your policy transferred to Zenith Insurance Company, you may notify us in writing by signing and returning the enclosed pre-addressed, postage-paid card or by writing to us at:

     RISCORP National Insurance Company
     One Sarasota Tower
     Suite 608
     Sarasota, FL  34236
     941-366-5015

IF YOU DO NOT WANT YOUR POLICY TRANSFERRED, YOU MUST NOTIFY US IN WRITING BY SIGNING AND RETURNING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID CARD OR BY WRITING TO US AT THE ABOVE ADDRESS.

IF WE DO NOT RECEIVE YOUR WRITTEN REJECTION WITHIN ONE MONTH YOU WILL BE DEEMED TO HAVE ACCEPTED THE TRANSFER.

     If you reject the transfer, you may keep your policy with RISCORP National Insurance Company or exercise any option under your policy.

EFFECT OF TRANSFER

     If you accept this transfer, Zenith Insurance Company will be your insurer. It will have direct responsibility to you for the payment of all claims, benefits and for all other policy obligations. RISCORP National Insurance Company will no longer have any obligations to you.

     If you accept this transfer, you should make all premium payments and claims submissions to Zenith Insurance Company and direct all questions to Zenith Insurance Company.

     For your convenience, a pre-addressed postage-paid response card is enclosed. Please take time now to read the enclosed notice and complete and return the response card.

     If you have any further questions about this agreement, you may contact RISCORP National Insurance Company or Zenith Insurance Company.

                                        Sincerely,


__________________________________      ________________________

RISCORP NATIONAL INSURANCE COMPANY      ZENITH INSURANCE COMPANY
One Sarasota Tower                      1390 Main Street
Suite 608                               Sarasota, FL 34236
Sarasota, FL 34236

-----------------------------------------------------------------



                                   RESPONSE CARD

     _________ YES, I accept the transfer of my policy from RISCORP National Insurance Company to
               Zenith Insurance Company.


     _________ NO, I reject the proposed transfer of my policy from RISCORP National Insurance Company to Zenith Insurance Company and wish to retain my policy with RISCORP National
               Insurance Company.


_____________                      ____________________________________
DATE                               SIGNATURE

NAME:__________________________________________________________________

STREET ADDRESS:________________________________________________________

CITY, STATE, ZIP:______________________________________________________

                                                                      EXHIBIT B


RISCORP NATIONAL INSURANCE                       ZENITH INSURANCE COMPANY
COMPANY                                          1390 MAIN STREET
ONE SARASOTA TOWER                               SARASOTA, FLORIDA 34236
SUITE 608
SARASOTA, FLORIDA  34236

                         NOTICE AND CERTIFICATE OF ASSUMPTION

Policy No: ____________

Issued to: ____________


THIS CERTIFICATE certifies and you are hereby notified that, pursuant to the terms of an Assumption and Indemnity Reinsurance Agreement, the above policy and all of its endorsements (the "Policy") issued by RISCORP Insurance Company have been assumed by Zenith Insurance Company. This change is effective as of 12:01 a.m. Eastern Standard Time on [Effective Date].

All terms and conditions of the Policy remain unchanged, except that Zenith Insurance Company shall be the insurer. Zenith Insurance Company shall have all of the rights and obligations of RISCORP Insurance Company under the Policy as
though it had issued the Policy originally.   All payments, correspondence and
inquiries such as policy changes, notices, claims or suits or actions on the Policy shall in the future be submitted directly to Zenith Insurance Company at the address indicated above.

This Notice and Certificate of Assumption forms a part of and should be attached to the Policy issued by RISCORP Insurance Company.

          IN WITNESS WHEREOF, RISCORP Insurance Company and Zenith Insurance Company have each caused this Notice and Certificate of Assumption to be signed by their duly authorized officers in facsimile to become effective as their original signatures.






___________________                          ________________________

RISCORP NATIONAL INSURANCE COMPANY           ZENITH INSURANCE COMPANY
ONE SARASOTA TOWER                           1390 MAIN STREET
SUITE 608                                    SARASOTA, FLORIDA 34236
SARASOTA, FLORIDA 34236

                                                                      EXHIBIT C



                               ZENITH INSURANCE COMPANY
                                   1390 MAIN STREET
                               SARASOTA, FLORIDA 34236

[ADDRESSEE]


     Reference: RISCORP Insurance Company
                Policy No: ____________
                Issued to: ____________
                Claim No: _____________



Dear Claimant:

           This notice is sent to you in connection with your pending claim. Please be advised that the captioned insurance policy (the "Policy") has been assumed by Zenith Insurance Company, effective as of 12:01 a.m. Eastern Standard Time on [Effective Date].

           All correspondence and inquiries relating to your claim or suits or actions on the Policy shall in the future be submitted directly to Zenith Insurance Company at the address indicated above.


                                   ________________________

                                   ZENITH INSURANCE COMPANY
                                   1390 MAIN STREET
                                   SARASOTA, FLORIDA 34236